UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007

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FRESH IDEAS MEDIA, INC.
(Exact name of registrant as specified in its charter)

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Nevada	333-132252	20-2574314
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6521 Ocaso Drive
Castle Rock, Colorado 80108
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code (303) 814-0076

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

 Item 4.01 Changes in Registrant’s Certifying Accountant.

       (a)  Previous independent accountants.

On January 25, 2007, Miller and McCollom, of 4350 Wadsworth Boulevard, Suite 300, Wheat Ridge, Colorado 80033, resigned as our principal independent accountant for the reason that Miller and McCollom is discontinuing audits of its public company clients. Miller and McCollom audited the consolidated financial statements of Fresh Ideas Media, Inc., and our wholly-owned subsidiary, Community Alliance, Inc., as of November 30, 2005, and for the period from the date of the organization of Fresh Ideas Media on February 18, 2005, through November 30, 2005.
During the period from the date of Fresh Ideas Media’s inception on February 18, 2005, through November 30, 2005, the most recent audited fiscal period, the subsequent interim periods through August 31, 2006, and to the date of resignation, there were no disagreements with Miller and McCollom that were not resolved on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Miller and McCollom, would have caused Miller and McCollom to make reference to the subject matter of the disagreements in connection with its report. Miller and McCollom’s report on our consolidated financial statements as of, and for the period ended, November 30, 2005, did not contain an adverse opinion or disclaimer of opinion, nor was the report modified as to uncertainty, audit scope or accounting principles, except that the report contained a qualification as to uncertainty about our ability to continue as a going concern. During the period from the date of the inception of Fresh Ideas Media on February 18, 2005, through November 30, 2005, the most recent audited fiscal period, and the subsequent interim period preceding Miller and McCollom’s resignation, there have been no events required to be identified in response to Item 304(a)(1)(iv)(B) of Regulation S-B.

    We requested that Miller and McCollom furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter, dated January 25, 2007, is filed as Exhibit 16 to this report.

(b) New independent accountants.

On January 25, 2007, the board of directors of Fresh Ideas Media approved and authorized the engagement of Ronald R. Chadwick, P.C., Certified Public Accountant, of 2851 South Parker Road, Aurora, Colorado 80014, as our principal independent accountant.

During the two most recent fiscal years and the subsequent interim period preceding the engagement of Ronald R. Chadwick, P.C., Fresh Ideas Media has not consulted with Ronald R. Chadwick, P.C. regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us by concluding that it was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number     Description of Exhibit

    16           Letter from Miller and McCollom dated January 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH IDEAS MEDIA, INC. (Registrant)

Date: January 25, 2007	/s/ Phil E. Ray
Phil E. Ray, President

EXHIBIT INDEX

Exhibit Number     Description of Exhibit

    16           Letter from Miller and McCollom dated January 25, 2007